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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): May 6, 2003
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                               POLYONE CORPORATION
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                   (Exact name of registrant as specified in charter)


           Ohio                         1-16091                 34-1730488
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      (State or other                 (Commission             (I.R.S. Employer
jurisdiction of incorporation)        File Number)           Identification No.)


          Suite 36-5000, 200 Public Square, Cleveland, Ohio 44114-2304
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (216) 589-4000
                                                           --------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5 OTHER EVENTS

On May 6, 2003, the Registrant issued a press release, filed herewith as Exhibit 99.1, announcing the completion of the debt refinancing that had been initiated in April 2003.


ITEM 7(c) FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 - Press release dated May 6, 2003.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        POLYONE CORPORATION

                                        By: /s/ Richard E. Hahn
                                            ------------------------------------
                                            Richard E. Hahn
                                            Assistant Secretary

Dated: May 7, 2003